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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into the Company's previously filed Registration Statement Form S-8, File No. 333-41357.



ARTHUR ANDERSEN LLP

Washington, D.C.,
July 15, 1999

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